Profire Energy Announces Succession Plan for CFO Andrew Limpert

Chief Financial Officer to Resign Position of CFO and Director, Effective June 15, 2015

LINDON, Utah, May 15, 2015 - Profire Energy, Inc. (NASDAQ: PFIE), a technology company that creates, installs and services burner management systems and other combustion technologies for the oil and gas industry, today announced that Andrew Limpert, the Company’s Chief Financial Officer, Treasurer and Secretary and a director of the Company, will resign from all roles effective June 15, 2015, after the Company files its annual report on form 10-K and hosts its earnings call. Mr. Limpert joined Profire Energy in 2007.

“Working with the Profire team has been an extraordinary experience. It has been a privilege to work together to begin changing one of America’s key industries, all while seeing the difference that Profire makes in the lives of our customers, employees, families, and communities. There is substantial talent and creativity among Profire’s employees and management team, and I believe there is a bright future ahead of Profire, as the Company builds on the foundation we have laid over the past eight years. I will be eagerly watching the Company in the coming months and years, while pursuing new ventures in building yet other early-stage companies.”

Profire’s Chief Executive Officer, Brenton Hatch, remarked on Limpert’s contributions:

“Having worked with Andrew before Profire was even public, I am particularly appreciative of the insights, capability, and leadership that he has brought to Profire since 2007,” said Mr. Hatch. “Andrew has a strong passion for the Company, and his vision of bringing Profire public, helping us list on a national exchange, and raise growth capital has all come to fruition—so much of which was led by Andrew. We wish him and his loved ones the very best in his future ventures, as we now look to the next horizon for the Profire family.”

Select members of the Company’s board of directors are working with the Company’s executive team to identify a qualified successor to Limpert. The Company’s guidance is unchanged for its previously ended 2015 fiscal year.

About Profire Energy, Inc.

Profire Energy assists energy production companies in the safe and efficient production and transportation of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent regulatory standards, and enhanced margins with their energy production processes, Profire Energy’s burner management systems are increasingly becoming part of their solution. Profire Energy has offices in Lindon, Utah; Houston, Texas; Victoria, Texas; Oklahoma City, Oklahoma; Tioga, Pennsylvania; Greeley, Colorado; and Edmonton, Alberta, Canada. To learn more about Profire Energy, visit www.ProfireEnergy.com.

Cautionary Note Regarding Forward-Looking Statements
Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, but not limited to statements regarding the resignation of Mr. Limpert as CFO and/or director; the timing of the Company’s filing of its annual report on form 10-K or hosts its earnings call, or the relation of the same to the resignation of Mr. Limpert; the plans of the Company or Mr. Limpert; or, the timelines for or participants in the selection of a successor to Limpert. All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company’s periodic reports filed with the Securities Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.
Nathan McBride, VP Finance & Strategy
(801) 796-5127

Profire Energy, Inc.
Tanner Lamb, Investor Relations Manager
(801) 796-5127